                                                                   EXHIBIT 99.14


                         SEMIANNUAL SERVICER CERTIFICATE
                              AS OF AUGUST 31, 2001


         Pursuant to Section 4.01(d)(iii) of the Securitization Property Servicing Agreement, dated as of March 9, 2001 (the "Agreement"), between The Detroit Edison Company, as servicer and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify, for the current Payment Date, as follows:

         Capitalized terms used herein have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.


1. ESTIMATED SB CHARGE PAYMENTS AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:

     i.    Amount Remitted - March 2001                                                          $           0
     ii.   Amount Remitted - April 2001                                                                      0
     iii.  Amount Remitted - May 2001                                                                9,047,757
     iv.   Amount Remitted - June 2001                                                              12,077,525
     v.    Amount Remitted - July 2001                                                              12,584,896
     vi.   Amount Remitted - August 2001                                                            13,775,155
                                                                                                 -------------
     vii.  Total Amount Remitted for this Period (sum of i. through vi. above)                   $  47,485,333
     viii. Net Earnings on Collection Account (accrued thru July 31, 2001)                             323,207
     ix.   Expenses Paid to Date                                                                         5,529
                                                                                                 -------------
     x.    General Subaccount Balance (sum of vii. and viii. above minus ix.)                    $  47,803,011
     xi.   Reserve Subaccount Balance                                                                        0
     xii.  Overcollateralization Subaccount Balance                                                          0
     xiii. Capital Subaccount Balance                                                                8,750,000
                                                                                                 -------------
     xiv.  Collection Account Balance (sum of x. through xiii. above)                            $  56,553,011
                                                                                                 =============

2.   OUTSTANDING PRINCIPAL BALANCE AS OF PRIOR PAYMENT DATE BY TRANCHE:

     i.   Class A-1 Principal Balance Outstanding Securitization Bond                             $ 124,540,305
     ii.  Class A-2 Principal Balance Outstanding Securitization Bond                               179,037,815
     iii. Class A-3 Principal Balance Outstanding Securitization Bond                               322,791,421
     iv.  Class A-4 Principal Balance Outstanding Securitization Bond                               406,722,416
     v.   Class A-5 Principal Balance Outstanding Securitization Bond                               326,236,780
     vi.  Class A-6 Principal Balance Outstanding Securitization Bond                               390,671,263
                                                                                                ---------------
     vii. Total Securitization Bond Principal Balance                                           $ 1,750,000,000
                                                                                                ===============

3.   REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

     A)  PROJECTED PRINCIPAL BALANCES AND PAYMENTS

                                                                          Projected
                                                                      Principal Balance             Principal Due
                                                                      -----------------             -------------
         i.   Class A-1 Securitization Bond                            $   120,274,676              $  4,265,629
         ii.  Class A-2 Securitization Bond                                179,037,815                         0
         iii. Class A-3 Securitization Bond                                322,791,421                         0
         iv.  Class A-4 Securitization Bond                                406,722,416                         0
         v.   Class A-5 Securitization Bond                                326,236,780                         0
         vi.  Class A-6 Securitization Bond                                390,671,263                         0
                                                                       ---------------              ------------
         vii. Total Required Principal Amount                          $ 1,745,734,371              $  4,265,629
                                                                       ===============              ============

     B)  REQUIRED INTEREST PAYMENTS

                                                           Securitization         Days in
                                                                Bond             Applicable
                                                           Interest Rate           Period          Interest Due
                                                           -------------           -------         ------------
         i.   Class A-1 Securitization Bond                     5.180%              172            $   3,082,234
         ii.  Class A-2 Securitization Bond                     5.510%              172                4,713,270
         iii. Class A-3 Securitization Bond                     5.875%              172                9,060,576
         iv.  Class A-4 Securitization Bond                     6.190%              172               12,028,589
         v.   Class A-5 Securitization Bond                     6.420%              172               10,006,769
         vi.  Class A-6 Securitization Bond                     6.620%              172               12,356,498
                                                                                                   -------------
         vii. Total Required Interest Amount                                                       $  51,247,937
                                                                                                   =============

     C)  PROJECTED SUBACCOUNT PAYMENTS AND LEVELS

             Subaccount                                               Projected Level            Funding Required
             ----------                                               ---------------            ----------------
         i.   Capital Subaccount                                      $   8,750,000               $           0
         ii.  Overcollateralization Subaccount                              312,500                     312,500
                                                                      -------------               -------------
         iii. Total Subaccount Payments and Levels                    $   9,062,500               $     312,500
                                                                      =============               =============

4.   ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION
     8.02 OF INDENTURE:

     A)  SEMIANNUAL EXPENSES

              Net Expense Amount (Payable on current Payment Date)
         i.   Trustee Fees and Expenses                                                            $         0
         ii.  Semiannual Total of Servicing Fee                                                        437,500
         iii. Semiannual Administration Fee                                                            125,000
         iv.  Operating Expenses (subject to $100,000 cap)                                                   0
                                                                                                   -----------
         v.   Total Expenses                                                                       $   562,500
                                                                                                   ===========

     B)  SEMIANNUAL INTEREST

                                                                                                  Aggregate
                                                                                                  ---------
         i.   Class A-1 Securitization Bond                                                   $    3,082,234
         ii.  Class A-2 Securitization Bond                                                        4,713,270
         iii  Class A-3 Securitization Bond                                                        9,060,576
         iv.  Class A-4 Securitization Bond                                                       12,028,589
         v.   Class A-5 Securitization Bond                                                       10,006,769
         vi.  Class A-6 Securitization Bond                                                       12,356,498
                                                                                              --------------
         vii. Total Semiannual Interest                                                       $   51,247,937
                                                                                              ==============

     C)  SEMIANNUAL PRINCIPAL

                                                                                                  Aggregate
                                                                                                  ---------
         i.   Class A-1 Securitization Bond                                                   $    4,265,629
         ii.  Class A-2 Securitization Bond                                                                0
         iii  Class A-3 Securitization Bond                                                                0
         iv.  Class A-4 Securitization Bond                                                                0
         v.   Class A-5 Securitization Bond                                                                0
         vi.  Class A-6 Securitization Bond                                                                0
                                                                                              --------------
         vii. Total Semiannual Principal                                                      $    4,265,629
                                                                                              ==============

     D)  OTHER PAYMENTS

         i.   Operating Expenses (in excess of $100,000)                                      $            0
         ii.  Funding of Series Capital Subaccount (to required amount)                                    0
         iii. Funding of Series Overcollateralization Subaccount (to required level)                 312,500
                                                                                              --------------
         iv.  Deposits to Reserve Subaccount                                                  $            0
                                                                                              ==============

5. OUTSTANDING PRINCIPAL BALANCE AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH DISTRIBUTION DATE):

     A)  PRINCIPAL BALANCE OUTSTANDING:

         i.   Class A-1 Principal Balance Outstanding Securitization Bond                    $   120,274,676
         ii.  Class A-2 Principal Balance Outstanding Securitization Bond                        179,037,815
         iii. Class A-3 Principal Balance Outstanding Securitization Bond                        322,791,421
         iv.  Class A-4 Principal Balance Outstanding Securitization Bond                        406,722,416
         v.   Class A-5 Principal Balance Outstanding Securitization Bond                        326,236,780
         vi.  Class A-6 Principal Balance Outstanding Securitization Bond                        390,671,263
                                                                                             ---------------
         vii. Total Securitization Bond Principal Balance                                    $ 1,745,734,371
                                                                                             ===============

     B)  COLLECTION ACCOUNT BALANCES OUTSTANDING:

         i.   Series Capital Subaccount                                                        $     476,945
         ii.  Series Overcollateralization Subaccount                                                      0
         iii. Reserve Subaccount                                                                           0
                                                                                               -------------
         iv.  Total Subaccount Amount                                                          $     476,945
                                                                                               =============

6.   SUBACCOUNT BALANCES AS OF CURRENT PAYMENT DATE (IF APPLICABLE, PURSUANT TO
     SECTION 8.02 OF INDENTURE):

     i.   Series Capital Subaccount                                                            $       476,945
     ii.  Series Overcollateralization Subaccount                                                            0
     iii. Reserve Subaccount                                                                                 0
                                                                                               ---------------
     iv. Total Subaccount Balances                                                             $       476,945
                                                                                               ===============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (IF APPLICABLE):

     A)  SEMIANNUAL INTEREST SHORTFALL

         i.   Class A-1 Securitization Bond                                                    $             0
         ii.  Class A-2 Securitization Bond                                                                  0
         iii  Class A-3 Securitization Bond                                                                  0
         iv.  Class A-4 Securitization Bond                                                                  0
         v.   Class A-5 Securitization Bond                                                                  0
         vi.  Class A-6 Securitization Bond                                                                  0
                                                                                               ---------------
         vii. Total Semiannual Interest Shortfall                                              $             0
                                                                                               ===============

     B)  SEMIANNUAL PRINCIPAL SHORTFALL

         i.   Class A-1 Securitization Bond                                                    $             0
         ii.  Class A-2 Securitization Bond                                                                  0
         iii  Class A-3 Securitization Bond                                                                  0
         iv.  Class A-4 Securitization Bond                                                                  0
         v.   Class A-5 Securitization Bond                                                                  0
         vi.  Class A-6 Securitization Bond                                                                  0
                                                                                               ---------------
         vii. Total Semiannual Principal Shortfall                                             $             0
                                                                                               ===============

8.   SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT DISTRIBUTION DATE:

     i.   Series Capital Subaccount                                                             $     8,273,055
     ii.  Series Overcollateralization Subaccount                                                       312,500
                                                                                                ---------------
     iii. Total Subaccount Shortfalls                                                           $     8,585,555
                                                                                                ===============

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semiannual Servicer Certificate this __ day of __________.

                                                THE DETROIT EDISON COMPANY, as
                                                Servicer


                                                By: ____________________________
                                                Name:
                                                Title: